                                                               Exhibit No. 10.28

                               AMENDMENT NO. 7 TO
                            THE GENUINE PARTS COMPANY
                                  PENSION PLAN

         This Amendment to the Genuine Parts Company Pension Plan is adopted by Genuine Parts Company (the "Company") through action of the Pension Committee, effective as of the date set forth herein.

                                   WITNESSETH:

         WHEREAS, the Company maintains the Genuine Parts Company Pension Plan (the "Plan"), as amended and restated effective January 1, 1989, and such Plan is currently in effect; and

         WHEREAS, under Section 8.06(c), the Pension Committee has the authority to amend Schedule B to the Plan;

         NOW, THEREFORE, BE IT RESOLVED that Schedule B is hereby deleted and a new Schedule B is substituted therefore as follows:


                                   "SCHEDULE B

                  CREDIT FOR SERVICE WITH PREDECESSOR EMPLOYERS

I. Participants employed by a predecessor employer not listed in Sections II or III below shall be deemed to have as their date of Employment for all purposes of this Plan, the date the predecessor employer was acquired by or merged into Genuine Parts Company.

II. Participants employed by the following predecessor employers shall receive Credited Service for all purposes of this Plan beginning with their employment commencement date with that predecessor employer but subject to all the rules concerning crediting of service set forth in this Plan.

         1.     Clark Siviter Co.
                St. Petersburg, FL

         2.     Standard Parts Company
                Columbia, SC

         3.     Standard Unit Parts Company
                Normal, IL

                Except that the benefits provided to Richard R. Mikulecky under this Plan shall be reduced by one hundred percent (100%) of the benefits provided under that certain Salary Continuation Agreement dated January 10, 1977 in the event of his retirement, death, disability or other termination of service; and

                Except that the benefits provided to Mark R. Larson under this Plan shall be reduced by one hundred percent (100%) of the benefits provided under that certain Salary Continuation Agreement dated January 10, 1977 in the event of his retirement, death, disability or other termination of service.

         4.     National Parts Service Inc.
                Hartford, CT

                Covering the following National Parts Service employees:

                      Name                                      S.S. No.             Employment Date
                      ----                                      --------             ---------------
                Raymond Jensen                                ###-##-####             May 1, 1946
                Charles A. Veci                               ###-##-####             July 1, 1952
                Paul F. Baldi                                 ###-##-####             August 27, 1960
                Bernhardt E. Johnson                          ###-##-####             October 1, 1966
                Jean L. Veillette                             ###-##-####             July 1, 1972
                Paul R. Denis                                 ###-##-####             July 26, 1974
                Mark P. Taylor                                ###-##-####             January 17, 1980
                Roy M. Robbins                                ###-##-####             June 16, 1980

         5.     General Automotive Parts Company and its subsidiaries

         6.     NAPA Des Moines Warehouse

III.     (a)  Acquisitions Prior to January 1, 1994.

         Participants employed by those predecessor employers listed below that were acquired prior to January 1, 1994 shall be deemed to have as their date of Employment for all purposes of this Plan, the date the predecessor employer was acquired by or merged into Genuine Parts Company or its subsidiaries. However, after an employee of such predecessor employer becomes a Participant in the Plan by satisfying the requirements of Section 3.02, such Participant shall receive credit for all employment with such predecessor employer for purposes of (1) determining the Participant's vested percentage under Section 4.05(c);
         (2) determining whether a Participant has completed five years of Credited Service for the Disability Retirement provisions of Schedule D; and (3) determining the Participant's entitlement to Death Benefits under Article V and related sections of the Plan. However, to receive such credit, the Employee must be actively employed by an Employer (as determined by the Committee) on the Employment Date.

         (b) Acquisitions On or After January 1, 1994.

         Participants employed by those predecessor employers listed below that were acquired on or after January 1, 1994 shall receive credit under this Plan for all employment with such predecessor employer for purposes of (1) determining the Participant's vested percentage under
         Section 4.05(c); (2) determining whether a Participant has completed five years of Credited Service for the Disability Retirement provisions of Schedule D (not available to acquisitions on or after January 1, 1993); and (3) determining the Participant's entitlement to Death Benefits under Article V and related sections of the Plan (not available to acquisitions on or after July 15, 1997). However, to receive such credit, the employee must be actively employed by an Employer (as determined by the Committee) on the Employment Date.

         Employees of the following predecessor employers that were acquired on or after January 1, 1994 and who are actively employed by an Employer (as determined by the Committee) on the Employment Date will receive credit for their employment with the predecessor employer for determining whether such Employees have satisfied the participation requirements of Article III.

         (c) Important Restrictions.

         Credited Service granted under (a) or (b) above may be forfeited or disregarded in accordance with Section 2.18 or other provisions of the Plan. Furthermore, no Credited Service shall be granted for employment with a predecessor employer if the granting of such Credited Service will adversely impact the tax qualified status of the Plan.

                      Name                                    Employment Date
                      ----                                    ---------------
         Odell Hardware Company                               January 1, 1980
         Greensboro, NC

         Brooks-Noble Parts & Machine Co., Inc.               August 1, 1981
         Jackson, MS

         One Stop Auto Parts Inc.                             March 10, 1982
         Lathan, NY

         One Stop Auto Parts Inc.                             March 16, 1983
         Albany, NY

         E. E. Long Inc.                                      September 1, 1984
         Des Moines, IA

         Motor Parts & Supply                                 April 1, 1986
         Baton Rouge, LA

         Chattanooga Service Auto Center                      May 1, 1986
         Chattanooga, TN

         Gerace Auto Parts                                    December 1, 1986
         Port Allen, LA

         Lawwill Auto Parts                                   September 1, 1987
         Chattanooga, TN

         Smith Automotive Corp.                               August 1, 1990
         (2 stores) Martinez, GA & Belvedere, SC

         Kings Parts Company, Inc.                            August 10, 1990
         Lake Oswego, OR

         W.K. NAPA on Kensington, Inc.                        August 10, 1990
         Elk Grove Village, IL

         Auto Parts, Inc. of Wilmington                       October 1, 1990
         Wilmington, NC

         Carolina Auto Parts of Thomasville, Inc.             October 1, 1990
         Thomasville, NC

         Stokes Auto Parts, Inc.                              October 1, 1990
         Thomasville, NC

         MGM Auto Parts, Inc.                                 November 1, 1990
         Kenmore, NY

         Wholesale Sationers Corp.                            December 1, 1990
         Salt Lake City, UT (S.P. Richards)

         Santa Monica Auto Parts                              November 1, 1990
         Santa Monica, CA

         Precise Industries, Inc.                             December 1, 1990
         (2 Stores) Kingsport & Blountville, TN

         Automotive Service & Supply, Inc.                    December 1, 1990
         (3 Stores) Kingsport, TN, Bristol & Abingdon, VA

         NAPA Auto Parts of Lombard, Inc.                     December 1, 1990
         Lombard, IL

         Middleburg Parts and Hardware, Inc.                  December 31, 1990
         Middleburg, FL

         Strap Industries, Inc.                               March 1, 1991
         Tempe, AZ

         Anderson's Parts                                     March 1, 1991
         Blue Springs, MO

         Evergreen Automotive Supply, Inc.                    May 1, 1991
         Chicago, IL

         Heath Motor Supply Co.                               July 1, 1991
         Panama City, FL

         Bryant Stooks - D.J.'s Auto Supply                   July 1, 1991
         (2 Stores) Chandler and Mesa, AZ

         NAPA Auto Parts Store of John Nall                   August 1, 1991
         South Milwaukee, WI

         Deer Park Automotive Parts, Inc.                     September 1, 1991
         Mt. Carmel, OH

         T & L Auto Parts Company, Inc.                       October 1, 1991
         (4 Stores) Fayetteville, NC

         B.W.P. Ltd.                                          October 1, 1991
         (2 Stores) Fayetteville, Roseboro, NC

         Auto Parts of Clinton                                October 1, 1991
         Clinton, NC

         Byrd-Wood Parts Group, Inc.                          October 1, 1991
         Fayetteville, NC

         Burien Auto Parts, Inc.                              October 1, 1991
         (2 Stores) Seattle, WA

         B.N. Auto Parts Co.                                  December 1, 1991
         Marietta, GA

         Capital Automotive Parts, Inc.                       December 1, 1991
         Milwaukee, WI

         Bill's Auto Supply, Inc.                             January 1, 1992
         Milwaukee, WI

         Bill's Auto Supply, Inc.                             January 1, 1992
         Kansas City, MO

         Bald Hill Auto Parts, Inc.                           February 1, 1992
         Warwick, RI

         Manton Auto Prats, Inc.                              February 1, 1992
         Providence, RI

         Hudson Auto Parts                                    February 1, 1992
         Hudson, WI

         B&B Genuine Auto Parts, Inc.                         February 16, 1992
         Canton, OH

         Jimmy's Auto Parts, Inc.                             March 1, 1992
         Alpharetta, GA

         West Town Auto Parts, Inc.                           June 1, 1992
         Knoxville, TN

         Lakeland Motor Parts, Inc.                           June 1, 1992
         (2 Stores) Lakeland, FL

         Haas Auto Parts & Machine Co., Inc.                  June 1, 1992
         Jeffersonville, IN

         Parts Dept. of Shakopee, Inc.                        June 1, 1992
         Shakopee, MN

         HMH Automotive Parts, Inc.                           June 1, 1992
         (2 Stores) Galesburg, Monmouth, IL

         Southern Parts & Electric, Inc.                      July 1, 1992
         (4 Stores) Durham, NC

         Service Supply Co. of Douglasville, Inc.             July 1, 1992
         Douglasville, GA

         Service Supply Company of Dallas, Inc.               July 1, 1992
         Dallas, GA

         NAPA of Lemon Grove, Inc.                            August 1, 1992
         La Mesa, CA

         Whitewater Auto Supply, Inc.                         September 1, 1992
         Janesville, WI

         Regalia Auto Parts, Inc.                             September 1, 1992
         Seattle, WA

         Drexel Auto Parts, Inc.                              October 1, 1992
         Huntsville, AL

         Warren Auto Supply, Inc.                             December 4, 1992
         (2 Stores) Warren, OH

         Cal's Service Parts, Inc.                            January 1, 1993
         (6 Stores) Boise, ID

         H & G Enterprises, Inc.                              January 1, 1993
         Louisville, KY

         Kernersville Auto Parts, Inc.                        February 1, 1993
         Kernersville, NC

         McCowen Enterprises, Inc.                            April 1, 1993
         (2 Stores) Champaign & Urbana, IL

         Breese Company, Inc.                                 May 1, 1993
         (3 Stores, Iowa City, Muscatine & Coralville, IA)

         Young's Auto Supply Warehouse, Inc.                  July 1, 1993
         Norfolk, VA

         Joliet Auto Supply, Inc.                             July 1, 1993
         Joliet, IL

         Bryan - Rogers, Inc.                                 August 1, 1993
         (3 Stores) Tupelo, Baldwyn & Amory, MS

         Hyllberg Enterprises, Inc.                           August 1, 1993
         Virginia Beach, VA

         Hager Auto & Industrial Parts, Inc.                  November 1, 1993
         (2 Stores) Burlington & South Burlington, VT

         M&B, Inc. (Lesker Office Supplies, Inc.)             November 1, 1993
         Charlotte, NC

         Ballard Auto Parts, Inc.                             January 1, 1994
         Cornelius, NC

         Service Parts of Hendersonville, Inc.                January 1, 1994
         Hendersonville, NC

         Power's Auto Parts, Inc.                             March 1, 1994
         Williamsburg, VA

         Big J Auto Parts, Inc.                               March 14, 1994
         Johnson City, TN

         Economy Auto Supply Co., Inc.                        April 1, 1994
         Norfolk, VA

         Paul's Automotive, Inc.                              April 1, 1994
         Toledo, OH

         Sulphur Springs Parts Co., Inc.                      June 1, 1994
         Sulphur Springs, TX

         The Parts Place                                      August 1, 1994
         Gulfport, MS

         A & J Automotive Co.                                 August 1, 1994
         Dalton, GA

         Clewiston Auto Parts, Inc.                           September 1, 1994
         Clewiston, FL

         Oregon City Auto Parts, Inc.                         October 1, 1994
         Oregon City and Clackamas, OR

         Kiema Car Part, Inc.                                 November 1, 1994
         El Monte, CA

         Shoreline Auto Parts                                 November 1, 1994
         Seattle, WA

         Lockport Automotive Supply, Inc.                     December 1, 1994
         Lockport, NY

         Mircon, Inc. Scardsdale Auto Parts                   December 1, 1994
         Scarsdale, NY

         Motor Parts Company                                  December 1, 1994
         Booneville, MS

         Davis & Wilmar, Inc.                                 May 1, 1993
         Pittsburg, PA                                        (Acquired 7/1/92)

         The Parts, Inc.                                      January 1, 1995
         Anchorage, AK                                        (Acquired 1/1/94)

         Dade City Jobbing Group                              January 1, 1994
         Dade City, FL                                        (Acquired 1/2/92)

         Colorado Parts Company                               December 1, 1994
         (4 stores) Ft. Collins, Loveland,
         Longmont, CO

         Serene Plaza Auto Parts                              December 1, 1994
         Seattle, WA

         Atlantic Tracy Inc.                                  November 1, 1995
         Summerville, MA

         Midcap Bearing Corporation                           June 1, 1995
         San Antonio, TX

         Motion Equipment, Inc.                               June 1, 1995
         Houston, TX

         Power Drives & Bearings, Inc.                        October 1,1995
         Omaha, NB

         Auto Parts Companies of Topeka                       July 1, 1996
         Kansas City, KS

         Auto Parts of Bonner Springs, Inc.                   July 1, 1996
         Bonner Springs, KS

         Auto Parts of Holton, Inc.                           July 1, 1996
         Holton, KS

         Auto Parts of Junction City, Inc.                    July 1, 1996
         Junction City, KS

         Auto Parts of Leavenworth, Inc.                      July 1, 1996
         Leavenworth, KS

         Auto Parts of Salina, Inc.                           July 1, 1996
         Salina, KS

         Auto Parts of Sedalia, Inc.                          July 1, 1996
         Sedalia, KS

         Auto Parts West, Inc.                                July 1, 1996
         Topeka, KS

         Auto Supply North, Inc.                              July 1, 1996
         Topeka, KS

         Auto Parts of Eastboro, Inc.                         July 1, 1996
         Topeka, KS

         Auto Partsmith, Inc.                                 July 1, 1996
         Topeka, KS

         Auto Parts of Wichita #1, Inc.                       July 1, 1996
         Wichita, KS

         Auto Parts of Wichita #2, Inc.                       July 1, 1996
         Wichita, KS

         Auto Parts of Wichita #3, Inc.                       July 1, 1996
         Wichita, KS

         Auto Parts of St. Joe, Inc.                          July 1, 1996
         St. Joseph, MO

         Friend's Motor Supply, Inc.                          June 30, 1997
         Hastings, NE

         Standard Parts, Inc.                                 June 5, 1997
         Monroe, LA

         Utah Bearing and Fabrication, Inc.                   October 3,1997
         Salt Lake City, UT

         Colorado Bearing and Supply, Inc.                    October 3, 1997
         Denver, CO

         Quality Auto Supply of Alaska, Inc.                  April 1, 1998
         Palmer, AK

         Berry Bearing Company /Tom Steel Div.                January 1, 1998
         Lyons, IL                                            (Acquired 2/93)

         Cascade Bearings                                     April 1, 1998
         Yakima, WA

         Horizon U.S.A. Data Supplies, Inc.                   August 1, 1998
         Reno, NV                                             (Acquired on 4/1/95)

         Berry Bearing Company (all divisions                 October 1, 1998
         other than Tom Steel Division)                       (Acquired 2/93)
         Lyons, IL

         FURTHER RESOLVED, that the amount of "$3,500" set forth in Section 6.04 (Small Payments) shall be changed to read "$5,000."

         This amendment shall be effective January 1, 1998. Except as amended herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Genuine Parts Company, acting through the Pension Committee has caused this Amendment to the Plan to be executed on the date shown below but effective as of the date indicated above.

                                            PENSION COMMITTEE TO THE
                                            GENUINE PARTS COMPANY
                                            PENSION PLAN

                                            By:    /s/ George W. Kalafut
                                               ---------------------------------
                                            Date:    August 19, 1998
                                                 -------------------------------

                                            By:    /s/ Edward J. Van Stedum
                                               ---------------------------------
                                            Date:    August 19, 1998
                                                 -------------------------------

                                            By:    /s/ Jerry Nix
                                               ---------------------------------
                                            Date:    August 19, 1998
                                                 -------------------------------

                                            By:    /s/ Frank M. Howard
                                               ---------------------------------
                                            Date:    August 19, 1998
                                                 -------------------------------